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                                                                    Exhibit 23
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed S-8 Registration Statements (File No. 33-72152 and File No. 33-72154).

                                          ARTHUR ANDERSEN LLP

Chattanooga, Tennessee
May 31, 1996